UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  December 2, 2004


                        AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                  1-8400               75-1825172
(State of Incorporation) ( Commission File Number)    (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.  Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on December 2, 2004 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report November traffic for American Airlines, Inc.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  December 3, 2004
















                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release















                         CONTACT:       Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Thursday, Dec. 2, 2004



           AMERICAN AIRLINES REPORTS NOVEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a November load factor of 73.4 percent, an increase of 2.8 points compared to November of last year.
Traffic during the month grew by 8.2 percent, while capacity increased 4.1 percent year over year.
     International traffic increased 9.5 percent relative to last year on 10 percent more capacity. Domestic traffic grew by 7.6 percent compared to last year on a 1.5 percent increase in capacity. Strong domestic traffic is partially attributable to the Thanksgiving holiday, which fell earlier in the month this year.
     American boarded 7.3 million passengers in November.

     Detailed traffic and capacity data are on the following pages:














                           -- more --




                AMERICAN AIRLINES PASSENGER DIVISION
              COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                     EXCLUDES CHARTER SERVICES
                              November

                                    2004            2003      CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                       10,157,566       9,384,962       8.2 %
        D.O.T. DOMESTIC        6,949,112       6,455,371       7.6
        INTERNATIONAL          3,208,454       2,929,591       9.5
        ATLANTIC               1,346,156       1,266,569       6.3
        LATIN AMERICA          1,507,075       1,370,819       9.9
        PACIFIC                  355,223         292,203      21.6

AVAILABLE SEAT MILES (000)
 SYSTEM                       13,835,745      13,286,135       4.1 %
        D.O.T. DOMESTIC        9,346,360       9,205,875       1.5
        INTERNATIONAL          4,489,385       4,080,259      10.0
        ATLANTIC               1,663,541       1,604,886       3.7
        LATIN AMERICA          2,365,679       2,089,881      13.2
        PACIFIC                  460,165         385,492      19.4

LOAD FACTOR
 SYSTEM                             73.4 %          70.6 %    2.8 Pts
        D.O.T. DOMESTIC             74.3            70.1      4.2
        INTERNATIONAL               71.4            71.7     (0.3)
        ATLANTIC                    80.9            78.9      2.0
        LATIN AMERICA               63.7            65.5     (1.8)
        PACIFIC                     77.1            75.7      1.4

PASSENGERS BOARDED             7,260,278       6,788,201      7.0 %

SYSTEM CARGO TON MILES (000)     191,814         177,445      8.1 %



                           -- more --


                AMERICAN AIRLINES PASSENGER DIVISION
               COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                      EXCLUDES CHARTER SERVICES
                            YEAR-TO-DATE
                              November

                                    2004            2003    CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                      119,046,151     109,660,700       8.6 %
        D.O.T. DOMESTIC       81,077,878      77,642,936       4.4
        INTERNATIONAL         37,968,273      32,017,763      18.6
        ATLANTIC              16,784,693      14,464,736      16.0
        LATIN AMERICA         17,247,903      14,721,166      17.2
        PACIFIC                3,935,676       2,831,861      39.0

AVAILABLE SEAT MILES (000)
 SYSTEM                      159,120,908     150,761,742       5.5 %
        D.O.T. DOMESTIC      107,875,648     106,695,388       1.1
        INTERNATIONAL         51,245,261      44,066,354      16.3
        ATLANTIC              20,634,573      18,653,938      10.6
        LATIN AMERICA         25,713,779      21,594,880      19.1
        PACIFIC                4,896,908       3,817,536      28.3

LOAD FACTOR
 SYSTEM                             74.8 %          72.7 %     2.1 Pts
        D.O.T. DOMESTIC             75.1            72.7       2.4
        INTERNATIONAL                 74            72.6       1.4
        ATLANTIC                    81.3            77.5       3.8
        LATIN AMERICA                 67            68.1      (1.1)
        PACIFIC                     80.3            74.1       6.2

PASSENGERS BOARDED            83,765,826      81,363,333       3.0 %

SYSTEM CARGO TON MILES (000)   2,010,887       1,827,529      10.0 %

                               ###

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